Exhibit 3.51

Delaware The First State	Page 1
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “LKQ SOUTHEAST, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF CONVERSION, FILED THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 2015, AT 9:16 O`CLOCK A.M.
CERTIFICATE OF INCORPORATION, FILED THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 2015, AT 9:16 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF DECEMBER, A.D. 2015, AT 10:53 O`CLOCK A.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2015.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2016, AT 8:30 O`CLOCK A.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
5826175 8100H SR# 20224163543	Authentication: 204995017 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 2
CERTIFICATE OF MERGER, FILED THE EIGHTEENTH DAY OF JULY, A.D. 2016, AT 3:16 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF NOVEMBER, A.D. 2016, AT 5:11 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FIRST DAY OF DECEMBER, A.D. 2016.
CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF JULY, A.D. 2017, AT 3:15 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF JULY, A.D. 2017, AT 3:18 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF JULY, A.D. 2017, AT 3:21 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF JULY, A.D. 2017, AT 3:23 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE EIGHTH DAY OF AUGUST, A.D. 2017, AT 3:42 O`CLOCK P.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
5826175 8100H SR# 20224163543	Authentication: 204995017 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 3
CERTIFICATE OF MERGER, FILED THE FIRST DAY OF DECEMBER, A.D. 2020, AT 2:55 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CORRECTED CERTIFICATE OF MERGER, FILED THE NINETEENTH DAY OF JANUARY, A.D. 2021, AT 5:34 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “LKQ SOUTHEAST, INC.”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
5826175 8100H SR# 20224163543	Authentication: 204995017 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 09:16 AM 09/17/2015 FILED 09:16 AM 09/17/2015 SR 20150156385 – 5826175 FILE
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
1.) The jurisdiction where the Non-Delaware Corporation first formed is
Florida
2.) The jurisdiction immediately prior to filing this Certificate is Florida.
3.) The date the Non-Delaware Corporation first formed is 11/24/1982.
4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is     LKQ Southeast, Inc.
5.) The name of the Corporation as set forth in the Certificate of Incorporation is
    LKQ Southeast, Inc.
IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the    16    day of    September   , A.D.   2015   .

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 09:16 AM 09/17/2015 FILED 09:16 AM 09/17/2015 SR 20150156385 – 5826175 FILE
STATE of DELAWARE
CERTIFICATE of INCORPORATION
A STOCK CORPORATION
•    First: The name of this Corporation is      LKQ Southeast, Inc.

•    Second: Its registered office in the State of Delaware is to be located at
160 Greentree Drive, Suite 101    , Street in the City of Dover
County of Kent     Zip Code 19904    .
The registered agent in charge thereof is
National Registered Agents, Inc.
•    Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
•    Fourth: The amount of the total stock of this corporation is authorized to issue is
500         shares (number of authorized shares) with a par value of
1.00         per share.
•    Fifth: The name and mailing address of the incorporator are as follows:
Name: Matthew McKay
Mailing Address: _500 W Madison Street Suite 2800
Chicago, IL    ... Zip Code    60661
•    I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated arc true, and I have accordingly hereunto set my hand this    16      day of September    , A.D. 2015
By: /s/ Matthew McKay
    (Incorporator)
NAME: Matthew McKay
    Type or Print

CERTIFICATE OF MERGER
Pursuant to Title 8, Sections 251, 252, 264 and 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc., a Delaware Corporation    , and the names of the companies being merged into this surviving corporation are (a) DAP Trucking, LLC, a Florida limited liability company; (b) Damron Holding Company, LLC, a Delaware limited liability company; (c) Double R Auto Sales, Inc., a Florida corporation; (d) Michael Auto Parts, Incorporated, a Florida corporation; (e) Potomac German Auto South, Inc., a Florida Corporation; and (f) LKQ Holding Co., a Delaware corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and each of the merging companies.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
FOURTH: The merger is to become effective on      December 31, 2015        .
FIFTH: The Agreement of Merger is on file at 500 W. Madison Street,
Suite 2800, Chicago, Illinois 60661    , the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   29th   day of December    , A.D., 2015.

By:	/s/Matthew J. McKay
Authorized Officer

Name:	Matthew J. McKay
Print or Type

Title:	Secretary
State of Delaware Secretary of State Division of Corporations Delivered 10:53 AM 12/30/2015 FILED 10:53 AM 12/30/2015 SR 20151578985 – 5826175 FILE

State of Delaware Secretary of State Division of Corporations Delivered 08:30 AM 03/28/2016 FILED 08:30 AM 03/28/2016 SR 20161897584 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE
The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.    The name of the corporation is LKQ Southeast, Inc.

2.    The Registered Office of the corporation in the State of Delaware is changed to 3411 Silverside Road Rodney Building #104
    (street), in the City of Wilmington    .
County of New Castle    Zip Code 19810    . The name of the Registered Agent at such address upon whom process against this Corporation may be served is Corporate Creations Network Inc.
3.    The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/Jessica Morales
Authorized Officer

Name:	Jessica Morales, Special Secretary
Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 03:16 PM 07/18/2016 FILED 03:16 PM 07/18/2016 SR 20164956238 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ Birmingham, Inc.    , an Alabama    .
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
1,000 shares at a $0.01 par value    .
SIXTH: The merger is to become effective on upon filing    .
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     15th      day of July  , A.D., 2016.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 05:11 PM 11/30/2016 FILED 05:11 PM 11/30/2016 SR 20166847184 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ Plunks Truck Parts & Equipment-Jackson, Inc.    , a Mississippi    .
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
100        .
SIXTH: The merger is to become effective on December 1, 2016    .
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     30th      day of November  , A.D., 2016.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:15 PM 07/12/2017 FILED 03:15 PM 07/12/2017 SR 20175199693 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ A&R Auto Parts, Inc.    , a South Carolina
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
10,000 at $1.00    .
SIXTH: The merger is to become effective on 07/12/2017    .
SEVENTH: The Agreement of Merger is on file at c/o LKQ Corporation
500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     12th      day of July  , A.D., 2017.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:18 PM 07/12/2017 FILED 03:18 PM 07/12/2017 SR 20175199777 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ Salisbury, Inc.    , a North Carolina
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
1,000 at $0.01        .
SIXTH: The merger is to become effective on 07/12/2017    .
SEVENTH: The Agreement of Merger is on file at c/o LKQ Corporation
500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     12th      day of July  , A.D., 2017.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:21 PM 07/12/2017 FILED 03:21 PM 07/12/2017 SR 20175199850 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ Savannah, Inc.    , a Georgia    .
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
100 at $1.00    .
SIXTH: The merger is to become effective on 07/12/2017    .
SEVENTH: The Agreement of Merger is on file at c/o LKQ Corporation
500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     12th      day of July  , A.D., 2017.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:23 PM 07/12/2017 FILED 03:23 PM 07/12/2017 SR 20175199941 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is
LKQ of Tennessee, Inc.    , a Tennessee    .
corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
1000 at $0.01    .
SIXTH: The merger is to become effective on 07/12/2017    .
SEVENTH: The Agreement of Merger is on file at c/o LKQ Corporation
500 W. Madison Street, Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     12th      day of July  , A.D., 2017.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:42 PM 08/08/2017 FILED 03:42 PM 08/08/2017 SR 20175628612 – File Number 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the corporation being merged into this surviving corporation is     LKQ Raleigh Auto Parts Corp    , a North Carolina     corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is
1000, par value $0.01    .
SIXTH: The merger is to become effective on 8/8/2017    .
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street
Suite 2800, Chicago, IL 60661        , an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the     2nd      day of August  , A.D., 2017.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary of LKQ Southeast, Inc. and LKQ Raleigh Auto Parts Corp

State of Delaware Secretary of State Division of Corporations Delivered 02:55 PM 12/01/2020 FILED 02:55 PM 12/01/2020 SR 20208525789 – FILE 5826175
STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is
AIM Recycling Florida, LLC    a (list jurisdiction) Florida          limited liability company.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
FOURTH: The merger is to become effective on 12/31/2020
FIFTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661 the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the   1st     day of   December     A.D., 2020    .

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

State of Delaware Secretary of State Division of Corporations Delivered 05:34 PM 01/19/2021 FILED 05:34 PM 01/19/2021 SR 20210157225 – FILE 5826175
STATE OF DELAWARE
Corrected Certificate
Of a Limited Liability Company
To be filed pursuant to Section 103(f)
l.    The name of the Limited Liability Company is: LKQ Southeast, Inc.
2.    That a Certificate of Merger was filed by the Secretary of State of Delaware on 12/1/2020, and that said Certificate requires correction as permitted by Section 103(f) of the Limited Liability Company Act.
3.    The inaccuracy or defect of said Certificate is: Incorrect form was used. AIM Recycling Florida, LLC, the entity merging out was not a Florida Limited Liability Company, it was a Delaware entity.
4.    The entire instrument is being replaced with the document being attached herein "Certificate of Merger of Domestic Limited Liability Company into a Domestic Corporation".
In Witness Whereof: the undersigned have executed this Certificate on the 19th day of January, 2021.

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay, Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANY
INTO A
DOMESTIC CORPORATION
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Southeast, Inc.
    , a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is
AIM Recycling Florida, LLC    .
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD: The name of the surviving corporation is LKQ Southeast, Inc.
FOURTH: The merger is to become effective on 12/31/2020
FIFTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661 the place of business of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the   1st     day of   December     A.D., 2020    .

By:	/s/Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary